Consolidated Statements of Other Comprehensive (Loss) Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Comprehensive income (loss), net
Net income (loss)	$ 84,535	$ (2,348)	$ (127,711)
Unrealized gain (loss)	0	3,036	(7,763)
Reclassification of loss to net income	0	0	10,050
Other comprehensive income	0	3,036	2,287
Comprehensive income (loss), net	$ 84,535	$ 688	$ (125,424)